CERTIFIED TO BE A TRUE COPY

                                    MORTGAGE NOTE       /s/
                                                           -------------------
                                                           Roseland, New Jersey
$1,200,000.00                                              June 8, 2000

         BORROWER: INTEGRATED ANALYTICAL REALTY, L.L.C., a New Jersey limited liability company having a business address at:

                           Address: 273 Franklin Avenue
                      Municipality: Randolph
                             State: New Jersey
                               Zip: 07869


(from now on called "Borrower" or "Borrowers") is borrowing money from

         LENDER:  NORCROWN BANK, a state chartered bank

                           Address: 66 West Mount Pleasant Avenue
                      Municipality: Livingston
                             State: New Jersey
                               Zip: 07039

         (from now on called "Lender")

         The Lender and any other holder of this note may transfer this Note. The word Lender includes the original Lender and anyone who takes this Note by transfer.

1.       BORROWER'S PROMISE TO PAY:

         In return for this loan (the "Loan"), the Borrower promises to pay to the order of Lender the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND 00/100 ($1,200,000.00) DOLLARS, together with interest on the unpaid principal at the rate specified in this Note, fees and other charges payable as provided below.

2.       TERM:

         The term of the Loan ("Loan Term") shall be until July 1, 2005 ("Maturity Date"), at which time the entire principal amount advanced, plus unpaid interest, fees and other amounts and charges specified herein shall be due and payable. Provided the Borrower is not in default under this Note and the Mortgage, as determined by the Lender in its sole discretion, the Borrower may extend the Loan Term

         ("Extended Loan Term") for an additional period of sixty (60) months from the Maturity Date, to July 1, 2010 ("Extended Maturity Date"). Borrower shall give written notice to Lender of Borrower's intention to so extend the Maturity Date no less than sixty (60) days prior to the Maturity Date.


3.       INTEREST:

         (a) From the date hereof, the Borrower shall pay interest on the unpaid principal amount at the Interest Rate of Eight and Three-Quarters (8.75%) percent per annum (the "Interest Rate"). After any default, interest shall accrue at the rate set forth in Section 9.1 of this Note.

         (b)      The Loan Term may be extended,  and the  Interest  Rate may be
                  adjusted,   as  set  forth  below,   provided  the   following
                  conditions are satisfied:


                  (i) Borrower notifies Lender of Borrower's election to extend not less than sixty (60) days prior to the Maturity Date;

                  (ii) No default has occurred under the Note or Mortgage;

                  (iii) The Mortgage remains a valid first lien;

                  (iv) There has been no material adverse change in the financial condition of the Borrower;

                  (v) A current appraisal of the Premises conducted at Borrower's expense, by an appraiser satisfactory to Lender, is submitted to Lender not less than sixty (60) days prior to the Maturity Date and shows a loan-to-value ratio of not greater than seventy-five percent (75%); and

                  (vi) The Debt Service Coverage Ratio (as defined below) is not less than 1.2. The term "Debt Service Coverage Ratio" shall mean a fraction, the denominator of which will be the debt service for the loan (based upon the new Interest rate for the upcoming rate


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




                  period), and the numerator of which shall be the then current Net Operating Income for the Premises. "Net Operating Income" shall mean total gross revenues from the Premises, minus operating expenses, and the replacement reserve, if required, and in an amount determined by Lender in its discretion. The Debt Service Coverage Ratio shall be based upon the then current income and expense statements submitted by Borrower in form and substance satisfactory to Lender.

         Provided the foregoing conditions are satisfied, then the Maturity Date may be extended through the Extended Maturity Date. The Interest Rate on the unpaid principal during the Extended Loan term shall be reset to two hundred fifty (250) basis points (2.50%) above the Current Index Rate (the "Adjusted Interest Rate"), provided, however, the Adjusted Interest Rate shall never be less than eight and three-quarters (8.75%) percent per annum. The Current Index Rate shall be the weekly average yield on United States Treasury securities as adjusted to a constant maturity of five (5) years, as made available by the Federal Reserve Board and published in the Wall Street Journal sixty (60) days prior to the Maturity Date.

        (c) In the event that Borrower and Lender agree to extend the Loan Term, the new Interest Rate shall become effective on July 1, 2005 (the "Change Date"), or on such other date upon which the parties may agree, and shall apply for the remainder of the Loan Term.


4.         PAYMENTS:

         The Borrower shall make consecutive monthly payments of interest and principal on all monies advanced under this Note, based on a twenty
         (20) year amortization schedule, in the amount of $10,604.53 (exclusive of escrows and any other required payments) commencing on August 1, 2000 and continuing on the first day of each and every month thereafter until the Maturity Date. The foregoing payments shall be applied first to escrow expenses and other amounts due under the Mortgage, then to interest and then to reduction of principal, and shall be subject to adjustment in accordance with
         Section 3 above, in which case Lender shall recalculate the monthly payment of principal and interest, at the Adjusted Interest Rate applied to the then outstanding principal balance amortized over a fifteen (15) year period. If the Loan Term is extended to the Extended Maturity Date pursuant to Section 2, Lender will advise Borrower of the new monthly payment amount, and commencing August 1, 2005 (the "Payment Change Date"), the Borrower shall make consecutive monthly payments at the new payment amount and continuing thereafter until the Extended Maturity Date, at which time all outstanding amounts of principal, interest and any other charges on the Loan shall be due and payable in full. Interest from the date of closing to the end of the month of closing shall be due and payable at the Loan closing. Interest shall be calculated on the basis of a 360 day year over the actual number of days elapsed. All payments shall be made to Lender at the address shown above, or to such other address as may be required by Lender.

5.       PREPAYMENT:

         The Loan may not be prepaid in whole, or in part, except that Borrower shall have the right to prepay the loan in full, upon not less than sixty (60) days written notice to Lender and upon payment of premium as set forth in Schedule A (the "Prepayment Premium"). The Loan may be prepaid without payment of the Prepayment Premium during the sixty (60) day period preceding the end of the Loan Term. The Prepayment Premium shall be due if the Loan is accelerated due to any default by Borrower.

         In the event  Borrower  elects to extend the Loan Term as  provided  in
         Section 2 above, Borrower shall have no right to prepay the Loan without Prepayment Premium during the sixty (60) day period prior to the Maturity Date. During the Extended Loan Term, Borrower shall have the right to prepay the Loan Amount in full, upon not less than sixty
         (60) days written notice to Lender and upon payment to Lender of the Prepayment Premium. The Loan may be prepaid without payment of the Prepayment Premium during the sixty (60) day period preceding the Extended Maturity Date.

         Provided Borrower has not committed an uncured Event of Default, application of condemnation awards to the outstanding principal shall not require the payment of a Prepayment Premium.

6.       LATE CHARGE:

         If the Lender does not receive any monthly payment within fifteen (15) days of its due date, then for each such late payment the Borrower shall pay a late charge. The late charge shall be five (5.00%) percent of the unpaid amount. Acceptance by Lender of a late payment shall not be deemed or considered an election of remedies or waiver by Lender of rights at law, or under this Note or the Mortgage. The late charge specified in this Note is not intended nor shall be deemed as liquidated damages or a penalty. The late charge constitutes a material covenant of the loan and is a material inducement for the Lender to enter into this loan.

7.       MORTGAGE AS SECURITY:

         As security for the payment of this Note, the Borrower is giving a mortgage (the "Mortgage") to the Lender dated the date of this Note and is entering into certain other agreements collateral to this loan, more particularly described in the Mortgage (collectively, the "Loan Documents"). The Mortgage covers the property (the "Premises") owned by the Borrower at:

                           Address: 273 Franklin Avenue
                      Municipality: Randolph
                  County and State: Morris County, New Jersey
                     Lot and Block: Lots 4 - 4.09, Block 193

         The Premises are more particularly described in the Mortgage. This Note shall evidence and the Mortgage shall secure the indebtedness described herein and any future loans or advances that may be made to or on behalf of the Borrower by the Lender at any time or times hereafter under the Mortgage and any such loans or advances shall be added to and shall bear interest at the same rate per annum as the principal indebtedness hereunder subject to any increase expressly provided for in this Note or the Mortgage.

8.          PAYMENT OF TAXES AND OTHER CHARGES:

            (a) Borrower agrees with Lender: (i) to pay to the Lender, at the time of each monthly payment, if requested by Lender, one-twelfth (1/12th) of the current annual taxes and water and sewer charges levied and assessed against the Premises and to make tax reserve payments in such amounts and at such time or times as the Lender shall require; (ii) to claim no deduction upon the assessed value of such Premises on account of the monies owing hereon; (iii) to pay all taxes, assessments, water and sewer charges and other governmental charges levied or assessed against the Premises within ten
                  (10) days after the same shall have become due and payable, unless Lender collects an escrow for same; (iv) to keep the building(s) on the Premises insured for the benefit of the Lender as more particularly set forth in the Mortgage and to maintain such other insurance as may be required under the Mortgage, by insurers and in amounts approved by the Lender, and to deliver such policy or policies of insurance to the Lender or at the sole discretion of Lender, to pay to the Lender, at the time of each monthly payment, if requested by Lender, one-twelfth (1/12th) of the current annual insurance premiums and to make insurance premium reserve payments in such amounts and at such time or times as the Lender shall require; and (v) to keep the building(s) on the Premises in good repair and in a condition reasonably satisfactory to the Lender.

             (b) The Borrower further agrees that, should thirty (30) days default be made in the payment of any such tax, insurance premium, assessment, water, rents, or other governmental charges, or in the payment of a premium for such insurance, or should any default be made in the obligation to keep the Premises in satisfactory repair and condition, then the Lender may pay such amount or amounts and the amount so paid shall be added to the amount owing hereunder and shall be due and payable on demand, with interest at the Default Rate defined below.

9.       LENDER'S RIGHT OF ACCELERATION:

         The Lender may declare the unpaid principal, interest, fees, and other amounts and charges specified under this Note due immediately upon the occurrence of an Event of Default, as defined below. This right is called acceleration. Each of the following shall constitute an Event of
         Default:

         (a) Any report, certificate, financial statement or other instrument furnished in connection with this Note or the borrowing hereunder shall have been proven to be false or misleading; or

         (b) Thirty (30) days default in any payment of principal or interest due on this Note; or

         (c)      Thirty   (30)  days   default  in  the  payment  of  any  tax,
                  assessment, water, rents, or other governmental charges, or in the payment of a premium for insurance; or

         (d) The Borrower's (i) application for or consent to the appointment of a receiver, trustee or liquidator of the Borrower for all or a substantial part of its properties or assets, (ii) admitting in writing its inability to pay its debts as they mature, (iii) making a general assignment for the benefit of creditors, (iv) being adjudicated a bankrupt or insolvent, or (v) filing a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors or taking advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if corporation action shall be taken by the Borrower for the purpose of effecting any of the foregoing; or

         (e) An order, judgment or decree being entered, without the application, approval or consent of the Borrower by any court of competent jurisdiction, approving or seeking reorganization of the Borrower or of all or a substantial part of the properties or assets of the Borrower and such order, judgment or decree continuing unstayed and in effect for any period of sixty (60) days or more; or

          (f) Any cause that gives the Lender the right of acceleration under the Note, Mortgage or Loan Documents; or

          (g) The imposition of a construction or mechanics lien against the Premises, which is not removed by the posting of a bond or other legal means within thirty (30) days of the imposition of same; or

          (h) If borrower fails to comply with any provision of this Note, the Mortgage, or the Loan Documents, within thirty (30) days after having received notice from the Lender. The foregoing notice and cure period shall not apply as to any payment of principal, interest and/or other amounts due under this Note and the Mortgage, and any matters covered by subsections (a) -
                  (g) hereinabove.

         The Lender's failure to accelerate for any cause shall not prevent the Lender from doing so for a later cause.

9.l      DEFAULT RATE:

         In the event of any default hereunder or under the Loan Documents, interest as of the date of default shall accrue on the unpaid balance of the Loan at a rate equal to the lesser of fifteen (15.00%) percent per annum or the highest rate permitted by law ("Default Rate"). The Default Rate specified in this Note is not intended nor shall be deemed as liquidated damages or a penalty. The Default Rate constitutes a material covenant of the loan and is a material inducement for the Lender to enter into this loan.

10.      WAIVER OF FORMAL ACTS:

         The Lender is not required to do any of the following before enforcing the Lender's rights under this Note:

        (a)      To demand payment of amounts due (known as Presentment);

        (b) To give notice that amounts due have not been paid (known as Notice of Dishonor); or

        (c) To obtain an official certificate of non-payment (know as a Protest).

11.      TRIAL BY JURY:

         THE BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR THE BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. THE LENDER AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE LENDER WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

12.      RESPONSIBILITY UNDER NOTE:

         If more than one Borrower signs this Note, each one is obligated to pay the amount due under the Note. This Note is the joint and several obligation of the Borrowers and the Lender may enforce this Note against any one or more Borrowers separately or against all Borrowers together.

13.      CHANGE:

         This Note cannot be changed except in writing signed by the Borrower and the Lender, except that Lender may grant extensions in the time of payment of and reduction in the rate of interest on the monies due and owed under this Note.

14.      COST OF COLLECTION;

         If the Lender has to consult an attorney, or go to court, or if the Borrower fails to comply with the terms of this Note, the Borrower will pay all Lender's collection costs, plus reasonable attorneys' fees and disbursements.

15.      GOVERNING LAW:

         This Note has been executed in the State of New Jersey and is to be construed and enforced according to and governed by the laws of the State of New Jersey.

16.      RIGHT OF SETOFF:

         The Lender shall have the right to apply any monies which the Lender may have on deposit against any amounts which may be past due under this Note, or hold as security for the payment hereof any other property heretofore or hereafter delivered by the Borrower into the custody, control or possession of the Lender for any reason or purpose whatsoever.

17.      ADDITIONAL FINANCING:

         During the term of this Note the Borrower shall not obtain any additional financing or use of credit that would result in a lien on the Premises. In the event Borrower violates this covenant, then at the option of the Lender, the unpaid principal, interest, fees, and other amounts and charges under this Note shall be immediately due and payable in full.

18.      CROSS DEFAULT:

         Any default in any obligation under any of the Loan Documents or any other obligations of Borrower, or its assigns, or any related person under common control with the Borrower or controlled by the Borrower, to Lender, whether oral or written, secured or unsecured, and regardless of their nature, and all future obligations, when they are incurred (the "Obligations"), shall constitute a default hereunder, giving the Lender the right and option to accelerate this obligation and declare the then unpaid balance due and shall entitle Lender to declare the Mortgage and accompanying Note which it secures immediately due and payable. This covenant shall be effective without the execution of any further assurance, amendment of mortgage or any affirmative action by Borrower. In the event the Borrower shall default hereunder, such default shall constitute a default under the Obligations and Lender at its option, may declare all such Obligations and mortgages immediately due and payable.

19.      LOAN CHARGES:

         Any and all payments under the Loan Documents, including without limitation, the Interest Rate, Default Rate, late charges, Prepayment Premium and any other charges or amounts due hereunder constitute material covenants of the Loan and are: (1) a material inducement for the Lender to enter into this Loan; (2) the Lender would not have entered into this Loan without the Borrower's agreement and covenant to make the payments as specified in the Loan Documents; (3) some additional payments, such as the Default Rate, are deemed by the Lender as compensation to the Lender for the increased risk associated with this Loan not being timely repaid and (4) the additional payments represent reasonable estimates to the Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan.

         If the Loan is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other charges collected or to be collected in connection with the Loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and
         (b) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. Lender may choose to make this refund by reducing the principal owed under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge under this Note.

20.      ALIENATION:

         In the event that all or any part of the Premises, or any interests comprising ten (10%) percent or more, in the aggregate, in the ownership of Borrower, shall be sold, transferred, assigned or encumbered (except leases to residential tenants who occupy the Premises), without the prior written consent of the Lender (and of Lender's participants, if any), which consent shall not be unreasonably withheld, then, at the option of the Lender, the unpaid principal, interest, fees, and any other amounts and charges under this Note shall be immediately due and payable in full. Nothing herein limits transfer by the Principals of Borrower to "Family Members" defined as any spouse, child, parent or sibling.

21.      BALLOON NOTE:

         At the Maturity Date (or Extended Maturity Date, if applicable) of this Note the full amount of the principal, interest, fee and other amounts and charges due under this Note shall become due and payable unless Borrower has prepaid such sum in whole or in part. Lender shall have no obligation to extend the Loan Term or refinance the unpaid amount.

22.      SERVICE OF PROCESS:

         Borrower hereby appoints Laurence J. Rappaport, Esq., an attorney at law of the State of New Jersey, as Borrower's agent for service of process for any matters relating to this Note and the Loan Documents. Borrower covenants that revocation of such appointment shall not be effective unless Borrower provides Lender at least thirty (30) days prior written notice and Borrower simultaneously appoints a substitute agent for service of process, which substitute agent shall be an attorney at law of the State of New Jersey maintaining an office in the State of New Jersey.

23.      JURISDICTION:

         Borrower hereby submits to the personal jurisdiction of the courts of the State of New Jersey for any matters relating to this Note and the Loan Documents.

24.      SALE OR HYPOTHECATION:

         The rights of the Lender hereunder shall not be impaired by the Lender's sale, pledge or hypothecation of this Note or any item of the Security. Any purchaser, assignee, transferee or pledgee of this Note (and of any item of security assigned, pledged or hypothecated therewith) shall become vested with and entitled to exercise all the powers and rights given by this Note and all related applications, certifications, affidavits, guarantees or instruments; creating security interests, as if the purchaser, assignee, transferee or pledgee were originally named as payee in this Note and in the applications,  certifications,  affidavits,  guarantees or  instruments creating security interests. The Lender reserves the right in its absolute discretion to sell or grant participation interests in all or a part of the Loan and in connection therewith reserves the right, and the Borrower hereby authorizes the Lender, to disclose to such prospective purchaser or participant any and all of the credit information, applications, certifications, affidavits and loan documentation provided by the Borrower or any guarantor in connection with this or any other transaction.

25.      SIGNATURE:

         The Borrower agrees to the terms of this Note by signing below.

Schedule A - Prepayment Premium

WITNESS:
                                                      INTEGRATED ANALYTICAL
                                                      REALTY, L.L.C., a
                                                      New Jersey Limited
                                                      Liability company

/s/Laurence J. Rappaport                              By:/s/Michael Leftin
------------------------                              --------------------
Laurence J. Rappaport, Esq.                           Michael Leftin
Attorney at Law                                       Manager
State of New Jersey

                                   SCHEDULE A

                               PREPAYMENT PREMIUM




Initial Loan Term:

Months 1-12                         5% of outstanding principal
Months 13-24                        4% of outstanding principal
Months 25-36                        3% of outstanding principal
Months 37-48                        2% of outstanding principal
Months 49-60                        1% of outstanding principal



Extended Loan Term:

Months 61-72                        5% of outstanding principal
Months 73-84                        4% of outstanding principal
Months 85-96                        3% of outstanding principal
Months 97-108                       2% of outstanding principal
Months 109-160                      1% of outstanding principal

























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